UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2022

BRAIN SCIENTIFIC INC.

(Exact name of Registrant as specified in its charter)

Nevada	333-209325	81-0876714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6700 Professional Parkway

Lakewood Ranch, FL 34240

(Address of principal executive offices, including zip code)

(917) 388-1578

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 31, 2022 the Company signed an allonge amending its December 31, 2019 convertible promissory note in the original principal amount of $275,000 (the “Note”). The allonge extended the maturity date to December 31, 2022 and amended the outstanding balance and payment schedule to provide for seven monthly payments of $10,000 plus interest at the rate of 14% per annum. The first monthly payment is payable on June 30, 2022. A final payment of $50,000 plus interest is due upon maturity. The outstanding principal balance as of March 31, 2022 was $ 120,000.

 On December 28, 2020, the Company entered into a Securities Purchase Agreement dated as of December 28, 2020 and issued and sold to an investor a Promissory Note (the “December 28 Note”) in the aggregate principal amount of $300,000.  The initial maturity date for the December 28 Note was December 28, 2021. On December 28, 2021, the Company signed an allonge with the investor amending the note. The terms of the amended note provided for two equal payments of $184,800, due on February 28, 2022 and March 31, 2022. A partial payment of $65,300 was made in February 2022 and the March 31,2022 payment was not made. The Company and the investor are presently negotiating new repayment terms.

As part of the October 1, 2021 merger with Piezo Motion Corp. and BRSF Acquisition Corp., the Company assumed $155,530 of related party loans from entities related to the former executives and directors of the Company. When assumed, these loans did not bear interest and had a maturity date of December 31, 2021. On March 9, 2022, the loans were amended to provide for an interest rate of 9% per annum, and to extend the maturity dates to provide for payments of $53,000 with accrued interest on March 31, 2022 and June 1, 2022, and a payment of $49,000 plus accrued interest on August 1, 2022.The Company did not make the March 31, 2022 payment and is presently negotiating new repayment terms.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description
10.1	March 31,2022 Allonge to Convertible Promissory Note with Vista Capital Investments LLC dated December 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAIN SCIENTIFIC INC.

Date: April 6, 2022	By:	/s/ Hassan Kotob
Name: Hassan Kotob
Title: Chief Executive Officer

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